                                                                     EXHIBIT 2.2

                                 FIRST AMENDMENT
                                       TO
                    ACQUISITION AGREEMENT AND PLAN OF MERGER

        This First Amendment to Acquisition Agreement and Plan of Merger (the "First Amendment") is dated March 3, 1999 by and among QuadraMed Corporation, a Delaware corporation ("QuadraMed"), and Compucare Acquisition Corporation, a Delaware corporation ("Acquisition Co."), on the one hand, and The Compucare Company, a Delaware corporation (the "Company"), and the individuals and entities set forth on Schedule "A" attached hereto, who are certain of the stockholders of the Company (the "Stockholders") and who collectively own ninety-eight and 1/10 percent (98.10%) of the issued and outstanding Company Series A Preferred Stock, one hundred percent (100%) of the issued and outstanding Company Series B Preferred Stock and ninety-two percent (92.00%) of the issued and outstanding Company Common Stock, on the other hand.

        WHEREAS, the parties hereto have previously entered into that certain Acquisition Agreement and Plan of Merger dated February 3, 1999 (the "Original Agreement"), pursuant to which the Stockholders shall exchange each share of Company Stock held thereby for newly issued shares of QuadraMed Common Stock and Acquisition Co. shall be merged with and into the Company.

        WHEREAS, the parties hereto desire to amend the Original Agreement as set forth herein.

        NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

        1. The parties hereto acknowledge and agree that the Closing Consideration for the transactions contemplated by this Agreement shall be as summarized and set forth on Exhibit "A- 1" attached hereto and incorporated herein by this reference.

        2. In the first WHEREAS clause and in Section 3.5, the references to the number of outstanding shares of Common Stock of the Company shall be changed from 7,257,321 to 7,287,439.

        3. Section 1.3 of the Original Agreement is hereby amended in its entirety to read as follows:

        "Closing" shall mean the closing of the transactions contemplated in this Agreement, which shall occur on March 3, 1999."

        4. Section 1.13 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Conversion Ratio" shall mean 0.19804, the quotient obtained by dividing the aggregate number of QuadraMed Shares (as defined below) delivered as the Common Closing Consideration by the number of shares of Company Common Stock outstanding immediately prior to the Effective Date (as defined below)."

        5. Section 1.22 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Fair Market Value" with respect to each of the QuadraMed Shares shall mean $24.7833."

        6. Section 1.42 of the Original Agreement is hereby amended in its entirety to read as follows:

               "Series A Preference Amount" shall mean an aggregate amount equal to $18,454,492."

        7. Section 12.2(b) of the Original Agreement is hereby amended in its entirety to read as follows:

               "(b) The Stockholders shall have no liability with respect to the matters described in Section 12.2(a)(i) or (ii) above unless and until the aggregate amount of Losses pursuant to subsections (i) or (ii) equals or exceeds $500,000 (the "First Threshold Amount"). At such time as the aggregate Losses equals or exceeds the First Threshold Amount, QuadraMed and Acquisition Co. shall be indemnified to the full extent of all such Losses (including Losses counted in determining whether the aggregate Losses equals or exceeds the Threshold Amount). The Stockholders shall have no liability with respect to the AvMed Claim, the Brink Claim, the Regence Claim and/or any and all other claims against the Subsidiary or the Company by or on behalf of any HSII Installing Clients (as defined in Schedule 3.20) unless and until the aggregate amount of Losses with respect thereto equals or exceeds $3,100,000 (the "Second Threshold Amount"). At such time as the aggregate Losses pursuant to the claims specified in the previous sentence equal or exceed the Second Threshold Amount, QuadraMed and Acquisition Co. shall be indemnified solely to the extent such Losses exceed the Second Threshold Amount. The Stockholders shall have no liability with respect to the Sunquest Claim unless and until the aggregate amount of Losses with respect thereto equals or exceeds $2,500,000 (the "Third Threshold Amount"). At such time as the aggregate Losses attributable to the Sunquest Claim equal or exceed the Third Threshold Amount, QuadraMed and Acquisition Co. shall be indemnified solely to the extent such Losses exceed the Third Threshold Amount. The maximum liability for indemnification by the Stockholders under this
Article XII shall in no event exceed the Escrow Fund; provided, however, that this section shall not apply to any intentional misrepresentation or intentional breach by the Stockholders of any representation, warranty, covenant or obligation."

        8. All capitalized terms used in this First Amendment and not otherwise defined shall have the meaning assigned such term in the Original Agreement. Except as expressly amended hereby, all other terms and conditions of the Original Agreement shall remain in full force and effect.

        9. This First Amendment may be executed in one or more counterparts, all of which when fully-executed and delivered by all parties hereto and taken together shall constitute a single agreement, binding against each of the parties. To the maximum extent permitted by law or by any applicable governmental authority, any document may be signed and transmitted by facsimile with the same validity as if it were an ink-signed document. Each signatory below represents and warrants by his or her signature that he or she is duly authorized (on behalf of the respective entity for which such signatory has acted) to execute and deliver this instrument and any other document related to this transaction, thereby fully binding each such respective entity.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have duly executed this First Amendment as of the date first written above.

QUADRAMED          QUADRAMED CORPORATION


                   By:     /s/ Keith M. Roberts
                           -------------------------------------------------
                           Keith M. Roberts, Executive Vice President, Chief Financial Officer and General Counsel

ACQUISITION CO.    COMPUCARE ACQUISITION CORPORATION


                   By:     /s/ Keith M. Roberts
                           -------------------------------------------------
                           Keith M. Roberts, Secretary

COMPANY            THE COMPUCARE COMPANY


                   By:     /s/ Michael J. King
                     -------------------------------------------------------
                   Name:   Michael J. King
                       -----------------------------------------------------
                   Title:  CEO
                        ----------------------------------------------------

 [SIGNATURE PAGE TO FIRST AMENDMENT TO ACQUISITION AGREEMENT AND PLAN OF MERGER]

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                       RONALD V. AND PATRICIA C. APRAHAMIAN

                       By:            /s/ Ronald V. Aprahamian
                           -------------------------------------------------
                       Name:          Ronald V. Aprahamian
                       Address:

                       By:            /s/ Patricia C. Aprahamian
                           -------------------------------------------------
                       Name:          Patricia C. Aprahamian
                       Address:

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      AUDREY HILLMAN FISHER TRUST, dated 8/28/68

                      By:            /s/ T.G. Bigley
                           -------------------------------------------------
                      By:            /s/ C.G. Grefenstette
                           -------------------------------------------------
                      Name:          T.G. Bigley, Trustee
                                     C.G. Grefenstette, Trustee
                      Address:       1800 Grant Building
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      CEO VENTURE FUND II

                      By:     Colker and Newlin Management Associates

                      By:            /s/ William R. Newlin
                           -------------------------------------------------
                      Name:          William R. Newlin
                      Title:         Managing General Partner
                      Address:       2000 Technology Drive, Suite 160
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      CEO VENTURE FUND III

                      By:     Colker and Newlin Management Associates

                      By:            /s/ William R. Newlin
                           -------------------------------------------------
                      Name:          William R. Newlin
                      Title:         Managing General Partner
                      Address:       2000 Technology Drive, Suite 160
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      JAMES COLKER

                      By:            /s/ James Colker
                           -------------------------------------------------
                      Name:          James Colker
                      Address:       2000 Technology Drive, Suite 160
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      AUDREY HILLMAN FISHER

                      By:            /s/ Audrey Hillman Fisher
                           -------------------------------------------------
                      Name:          Audrey Hillman Fisher
                      Address:       5901 Braeburn Place
                                     Pittsburgh, PA 15232

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      GALEN ASSOCIATES

                      By:     Wesson Enterprises, Inc., General Partner

                      By:            /s/ Bruce F. Wesson
                           -------------------------------------------------
                      Name:          Bruce F. Wesson
                      Title:         President
                      Address:       c/o Galen Associates
                                     Rockefeller Center
                                     610 Fifth Avenue, 5th Floor
                                     New York, New York 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      GALEN PARTNERS II, L.P.

                      By:     GWW Partners, L.P., General Partner

                      By:            /s/ Bruce F. Wesson
                           -------------------------------------------------
                      Name:          Bruce F. Wesson
                      Title:         General Partner
                      Address:       c/o Galen Associates
                                     Rockefeller Center
                                     610 Fifth Avenue, 5th Floor
                                     New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      GALEN PARTNERS INTERNATIONAL II, L.P.

                      By:     GWW Partners, L.P., Partner

                      By:            /s/ Bruce F. Wesson
                           -------------------------------------------------
                      Name:          Bruce F. Wesson
                      Title:         General Partner
                      Address:       c/o Galen Associates
                                     Rockefeller Center
                                     610 Fifth Avenue, 5th Floor
                                     New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      GARY P. GOLDING

                      By:            /s/ Gary P. Golding
                           -------------------------------------------------
                      Name:          Gary P. Golding
                      Address:       c/o Edison Venture Fund
                                     1420 Spring Hill Road, Suite 420
                                     McLean, VA 22102

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      HCC INVESTMENTS, INC.

                      By:            /s/ Andrew H. McQuarrie
                           -------------------------------------------------
                      Name:          Andrew H. McQuarrie
                      Title:         Vice President
                      Address:       824 Market Street
                                     Suite 900
                                     Wilmington, DE 19801

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      HENRY L. HILLMAN TRUST, dated 11/18/85

                      By:            /s/ C.G. Grefenstette
                           -------------------------------------------------
                      Name:          C.G. Grefenstette, Trustee
                      Address:       1800 Grant Building
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      HENRY L. HILLMAN JR. TRUST, dated 8/28/68

                      By:            /s/ T.G. Bigley
                           -------------------------------------------------
                      By:            /s/ C.G. Grefenstette, Trustee
                      Name:          T.G. Bigley, Trustee
                                     C.G. Grefenstette, Trustee
                      Address:       1800 Grant Building
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      HENRY L. HILLMAN, JR.

                      By:            /s/ Henry L. Hillman, Jr.
                           -------------------------------------------------
                      Name:          Henry L. Hillman, Jr.
                      Address:       3304 South East Biddle Road
                                     Vancouver, WA 98684

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      IA-II AFFILIATES FUND, L.L.C.

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      INFORMATION ASSOCIATES, L.P.

                      By:     Trident Capital Management, L.L.C.
                              its general partner

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      INFORMATION ASSOCIATES, C.V.

                      By:     Trident Capital Management, L.L.C.
                              its investment general partner

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      INFORMATION ASSOCIATES-II, L.P.

                      By: Trident Capital Management-II, L.L.C. its general partner

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      JULIET LEA HILLMAN SIMONDS TRUST,
                      dated 8/28/68

                      By:            /s/ C.G. Grefenstette
                           -------------------------------------------------
                      Name:          T.G. Bigley
                                     C.G. Grefenstette, Trustee
                      Address:       1800 Grant Building
                                     Pittsburgh, PA 15219

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MORGAN STANLEY CAPITAL INVESTORS, L.P.

                      By:     MSCP III, L.P., its general partner
                      By:     Morgan Stanley Capital Partners, III, Inc.
                              as its general partner and in its capacity
                              as a stockholder

                      By:            /s/ Karen H. Bechtel
                           -------------------------------------------------
                      Name:          Karen H. Bechtel
                      Title:
                      Address:       Morgan Stanley Capital Partners III, Inc.
                                     1220 Avenue of the Americas
                                     New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                      By:     MSCP III, L.P., its general partner

                      By: Morgan Stanley Capital Partners, III, Inc., its general partner

                      By:            /s/ Karen H. Bechtel
                           -------------------------------------------------
                      Name:          Karen H. Bechtel
                      Title:         Managing Director
                      Address:       Morgan Stanley Capital Partners III, Inc.
                                     1220 Avenue of the Americas
                                     New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MORGAN STANLEY VENTURE CAPITAL
                      FUND II, C.V.

                      By: Morgan Stanley Venture Partners II, L.P., its general partner

                      By: Morgan Stanley Venture Capital II, Inc., its managing general partner

                      By:            /s/ Guy de Chazal
                           -------------------------------------------------
                      Name:          Guy de Chazal
                      Title:         President
                      Address:       Morgan Stanley Venture Capital II, Inc.
                                     1221 Avenue of the Americas
                                     New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MORGAN STANLEY VENTURE CAPITAL FUND
                      II, L.P.

                      By: Morgan Stanley Venture Partners II, L.P., its general partner

                      By: Morgan Stanley Venture Capital II, Inc., its managing general partner

                      By:            /s/ Guy de Chazal
                           -------------------------------------------------
                      Name:          Guy de Chazal
                      Title:         President
                      Address:       Morgan Stanley Venture Capital II, Inc.
                                     1221 Avenue of the Americas
                                     New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MORGAN STANLEY VENTURE INVESTORS, L.P.

                      By: Morgan Stanley Venture Partners II, L.P., its general partner

                      By: Morgan Stanley Venture Capital II, Inc. its managing general partner

                      By:            /s/ Guy de Chazal
                           -------------------------------------------------
                      Name:          Guy de Chazal
                      Title:         President
                      Address:       Morgan Stanley Venture Capital II, Inc.
                                     1221 Avenue of the Americas
                                     New York NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      MSCP III 892 INVESTORS, L.P.

                      By:     MSCP III, L.P., its general partner
                      By:     Morgan Stanley Capital Partners, III, Inc.,
                              its general partner

                      By:            /s/ Karen H. Bechtel
                           -------------------------------------------------
                      Name:          Karen H. Bechtel
                      Title:
                      Address:       Morgan Stanley Capital Partners III, Inc.
                                     1220 Avenue of the Americas
                                     New York, NY 10020

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      WILLIAM R. NEWLIN

                      By:            /s/ William R. Newlin
                           -------------------------------------------------
                      Name:          William R. Newlin
                      Address:       c/o Buchanan Ingersoll
                                     One Oxford Centre
                                     301 Grant Street, 20th Floor
                                     Pittsburgh, PA 15219-1410

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      ROBERT THOMPSON

                      By:            /s/ R.M. Thompson, Jr.
                           -------------------------------------------------
                      Name:          R.M. Thompson, Jr.
                      Address:       204 Hawthorne Street
                                     Edgewood, PA 15218

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      TRIDENT CAPITAL PARTNERS FUND-I, C.V.

                      By:     Trident Capital, L.P., its investment
                              general partner

                      By:     Trident Capital, Inc., its general partner

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:           Managing Director
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      TRIDENT CAPITAL PARTNERS FUND-I, L.P.

                      By:     Trident Capital, L.P., its general partner

                      By:     Trident Capital, Inc., its general partner

                      By:            /s/ Robert C. McCormack
                           -------------------------------------------------
                      Its:           Managing Director
                           -------------------------------------------------

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      VENHILL LIMITED PARTNERSHIP

                      By:            /s/ Howard B. Hillman
                           -------------------------------------------------
                      Name:          Howard B. Hillman
                      Title:         General Partner
                      Address:

                                 SIGNATURE PAGE

        The undersigned, being a holder of 12% Series A Exchangeable Preferred Stock, Series B Convertible Preferred Stock and/or Common Stock of The Compucare Company, a Delaware corporation (the "Company"), hereby acknowledges that the undersigned has received and read a copy of the Acquisition Agreement and Plan of Merger, as amended, by and among QuadraMed Corporation Compucare Acquisition Corporation, the Company and certain of its stockholders (the "Agreement"). The undersigned by signing this Signature Page hereby irrevocably joins and agrees to be bound by the Agreement in accordance with its terms, and the execution of this Signature Page by the undersigned shall constitute the execution of the Agreement by the undersigned as party to the Agreement. The Company is hereby authorized to attach to this Signature Page to the Agreement.

        IN WITNESS WHEREOF, the undersigned has duly signed this Signature Page as of this 3rd day of March, 1999.

                      WILLIAM TABOTT HILLMAN TRUST, dated 8/28/68

                      By:            /s/ T.G. Bigley
                           -------------------------------------------------
                      By:            /s/ C.G. Grefenstette
                           -------------------------------------------------
                      Name:          T.G. Bigley, Trustee
                                     C.G. Grefenstette, Trustee
                      Address:       1800 Grant Building
                                     Pittsburgh, PA 15219

                                  SCHEDULE "A"

                                  STOCKHOLDERS

Aprahamian, Ronald V. and Patricia C.
Audrey Hillman Fisher Trust, dated 8/28/68
CEO Venture Fund II
CEO Venture Fund III
Colker, James
Fisher, Audrey Hillman
Galen Associates
Galen Partners II, L.P.
Galen Partners International II, L.P.
Golding, Gary P.
HCC Investments, Inc.
Henry L. Hillman Trust, dated 11/18/85
Henry L. Hillman, Jr. Trust, dated 8/28/68
Hillman, Henry L. Jr.
IA-II Affiliates Fund, L.L.C.
Information Associates, L.P.
Information Associates-II, C.V.
Information Associates-II, L.P.
Juliet Lea Hillman Simonds Trust, dated 8/28/68
Morgan Stanley Capital Investors, L.P.
Morgan Stanley Capital Partners III, Inc.
Morgan Stanley Capital Partners III, L.P.
Morgan Stanley Venture Capital Fund II, C.V.
Morgan Stanley Venture Capital Fund II, L.P.
Morgan Stanley Venture Investors, L.P.
MSCP III 892 Investors, L.P.
Newlin, William R.
Simonds, Juliet Lea Hillman
Thompson, Robert
Trident Capital Partners Fund I, C.V.
Trident Capital Partners Fund I, L.P.
Venhill Limited Partnership
William Tabott Hillman Trust, dated 8/28/68

                                  EXHIBIT "A-1"

                        SUMMARY OF CLOSING CONSIDERATION

SUMMARY OF CLOSING CONSIDERATION

CAPITALIZATION ANALYSIS

COMPUCARE COMMON STOCK

                                                                                               SHARES
                                                                                               ------
Common Stock                                                                                7,287,439
Series B Preferred Stock Convertible One for One to Common Stock                            3,883,391

COMPUCARE COMMON STOCK EQUIVALENTS

                                           AVG. STRIKE PRICE     TOTAL UNDER PLANS          CSE BASIS
                                           -----------------     -----------------          ---------
Employee Stock Options                                $ 1.39             2,577,114          1,844,649
Warrants - Series B                                  $ 11.78                19,901                  -
Warrants - Series D                                  $ 22.09                13,582                  -
Warrants - Series E                                  $ 44.18                56,592                  -
Warrants - Series F                                   $ 0.03                33,955             33,747

COMPUCARE 12% SERIES A PREFERRED STOCK
12% Series A Preferred Stock, accreted through
    March 2, 1999 ("Series A Preference Amount")                      $ 18,454,592


SHARE EXCHANGE ANALYSIS
Aggregate Fair Market Value                                                              $ 82,500,000
Fair Market Value per QuadraMed Share                                                       $ 24.7833
QuadraMed CSE's Offered                                                                     3,328,857

QuadraMed Shares Issued for 12% Series A Shares                                               744,639

Remaining QuadraMed CSEs to Issue                                                           2,584,218

Conversion Ratio                                                                              0.19804